EXHIBIT 32.1
                            CERTIFICATION PURSUANT TO
                             18 U.S.C. Section 1350,
                              AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of MITY Enterprises, Inc. (the "Company") on Form 10-Q for the period ended June 30, 2006, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Bradley T Nielson, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: August 1, 2006                    /s/ Bradley T Nielson
                                        -----------------------------------
                                        Bradley T Nielson
                                        Chief Executive Officer